The Sage Variable Annuity Account A
                        The Sage Variable Life Account A
              Sage Life Assurance of America, Inc. (the "Company")
                          Supplement dated May 21, 2004


     This supplement should be attached to your prospectus for the flexible payment deferred combination fixed and variable annuity contract or the modified single payment combination fixed and variable life insurance contract.

     The Supplement dated April 30, 2004 inadvertently indicated Mr. Stephen R. McArthur as President and Director of the Company. Mr. W. Weldon Wilson serves as President, Chief Executive Officer and a Director of the Company.